                                                                      Exhibit 99
                                                                     -----------
                          PACTEL CORP. FACTS & FINANCIALS

                                 January 20, 1994

  Pacific Telesis Group, the parent of PacTel Corporation, today released 1993 financial results on a consolidated basis which included information for PacTel Corporation. We felt that this information would be of interest to you, as a member of the financial community who follows PacTel Corporation. However, please note that the "net income from spin-off operations" reported by Pacific Telesis Group on its attached income statement is presented solely for the purposes of its financial results. Upon receipt of final results from its domestic and international partnerships and joint ventures, PacTel Corporation will release consolidated 1993 financial results which could differ materially from that reported by Pacific Telesis Group today. PacTel Corporation plans to release its 1993 consolidated financial statements in March 1994.

  PacTel Corporation reported having 1,046,000 proportionate customers on domestic cellular systems for which it has or shares operational control, an increase of 302,000 from a year ago. That represents a 40.6 percent increase over the 744,000 reported in the fourth quarter of 1992.

  Each of the company's domestic cellular markets added a record number of customers for the quarter.

  "We enjoyed explosive customer growth as customers continued to see the value of our cellular service," said C. Lee Cox, president and chief operating officer of PacTel Corporation. "Our plans to install digital technology in our California and Atlanta networks will help ensure that customers receive quality service and have access to important new wireless products."

  PacTel Corporation's fourth quarter operating income from domestic cellular totaled $51.3 million, a 37.5 percent increase over the $37.3 million of a year ago. Revenues totaled $248.0 million, up 30 percent over the $191.3 million of a year ago. Cash flow margins were nearly 39 percent, with operat-ing cash flows of $96 million, despite costs associated with customer growth. Cash flow margins for the year 1993 were nearly 43%.

  PacTel Paging also turned in an impressive fourth quarter, culminating its strongest growth year ever. The number of units in service increased to 1.2 million, up 42 percent from the 821,000 of a year ago. This increase includes 22,000 units that were purchased through a fourth quarter acquisition.

  Domestic paging operating cash flow for the year totaled $50.3 million, increasing 18.4 percent over the previous year's 42.5 million despite costs incurred for entering new markets.

  Internationally, PacTel Corporation's German cellular joint venture, in which the company is the second largest shareowner, neared 500,000 customers at year-end, far above original expectations. The Mannesmann Mobilfunk cellular network covers more than 90 percent of the population in Germany.

  In Portugal, the company holds a 23 percent interest in the Telecel cellular system, which reported nearly 40,000 customers at year end, up from only about 5,000 customers a year ago.

  In Belgium, PacTel Corporation successfully helped the state-owned telephone company launch a new digital cellular network on Jan. 1. That system had 2,500 customers within the first few days of operation.

  PacTel Corporation completed an initial public offering of 68.5 million shares in 1993. Pacific Telesis Group has stated that subject to approval by the Board of Directors, it plans to spin-off PacTel Corporation in the first half of 1994.

  PACTEL CORPORATION                                                  APPENDIX
  SUMMARY DOMESTIC CELLULAR OPERATING DATA
                                                                   Page 1 of 4
  Unaudited (Dollars in millions)

  SELECTED PROPORTIONATE      4TH Q       4TH Q       %      3RD Q        %
  DOMESTIC CELLULAR: (a)     1993 (b)      1992    CHANGE     1993     CHANGE
                            ---------- --------- --------- --------- ---------
  OPERATING REVENUES (c)
  Cellular Service and
    Other Revenues........   $251.4      $191.3      31.4    $227.3      10.6
  Equipment Sales.........     13.5         8.0      68.8      10.2      32.4
  Cost of Equipment
    Sales.................    (16.9)       (8.0)    111.3      (9.5)     77.9
  Net Operating Revenues..   $248.0      $191.3      29.6    $228.0       8.8

  COSTS AND EXPENSES
  Cost of Revenues........     29.1        23.9      21.8      30.5      (4.6)
  Selling, General,
    and Administrative
    Expenses..............    122.9        96.3      27.6      91.7      34.0
  Depreciation............     40.0        30.2      32.5      37.5       6.7
  Amortization of
    Intangible Assets.....      4.7         3.6      30.6       4.8      (2.1)
                            ---------- ---------
                                                           ---------
  TOTAL COSTS AND
    EXPENSES..............   $196.7      $154.0      27.7    $164.5      19.6
                            ---------- ---------           ---------

  Operating Income            $51.3       $37.3      37.5     $63.5     (19.2)

  OPERATIONAL COMPARISONS
  Proportionate Cellular
    Subscribers
    (thousands)..........     1,046         744      40.6       934      12.0
  Company POPs in
    Controlled Markets
    (millions)...........      33.6        32.3       4.0      33.6       0.0
  Operating Cash Flow
    ($ millions) (d).....     $96.0       $71.1      35.0    $105.8      (9.3)
  Operating Cash Flow
    Margin (%)...........      38.7        37.2         -      46.4         -

  Capital Expenditures
    Excluding Investment
    Activity ($ millions)     $69.2       $72.1      (4.0)    $40.2      72.1

  NOTES:

  (a) The financial and subscriber information presented above reflects PacTel Corporation's proportionate domestic cellular interests in its subsidiaries, partnerships and joint ventures, except for certain minority cellular investments which in total represented approximately five percent of PacTel Corporation's proportionate domestic cellular operating income in 1993. This proportionate presentation improves the period-to-period comparability of this information but is not in conformity with generally accepted accounting principles.

  (Continued next page)

  (APPENDIX, Page 1 continued)

  (b) These presentations have been prepared solely for inclusion by Pacific Telesis Group in its report of 1993 earnings and should not be viewed as a report on the results of PacTel Corporation itself. PacTel Corporation expects to release its 1993 consolidated results in March 1994 following the receipt of final results from its domestic joint ventures and partnerships.

  (c) Prior periods have been revised to agree with 1993 presentation format. Equipment sales and costs of equipment sales are now both presented in the revenue section of the income statements.

  (d) Operating Cash Flow: Operating Income plus Depreciation and Amortization of Intangible Assets.

  PACTEL CORPORATION -                                               APPENDIX
  SUMMARY DOMESTIC CELLULAR AND PAGING OPERATING DATA
                                                                   Page 2 of 4
  Unaudited (Dollars in millions)

  SELECTED PROPORTIONATE                 YEAR       YEAR                  %
  DOMESTIC CELLULAR: (a)                1993 (b)    1992     CHANGE    CHANGE
                                       --------- --------- --------- ---------
  OPERATING REVENUES (c)
  Cellular Service and Other
    Revenues..........................   $892.0    $699.4    $192.6     27.5
  Equipment Sales.....................     40.2      24.8      15.4     62.1
  Cost of Equipment Sales.............    (42.2)    (23.9)    (18.3)    76.6
  Net Operating Revenues..............   $890.0    $700.3    $189.7     27.1

  COSTS AND EXPENSES
  Cost of Revenues....................    116.3      98.7      17.6     17.8
  Selling, General, and
    Administrative Expenses...........    394.1     322.5      71.6     22.2
  Depreciation........................    147.0     109.0      38.0     34.9
  Amortization of Intangible
    Assets............................     17.7      15.1       2.6     17.2
                                       --------- --------- --------- ---------
  TOTAL COSTS AND EXPENSES               $675.1    $545.3    $129.8     23.8
                                       --------- --------- --------- ---------

  Operating Income....................   $214.9    $155.0     $59.9     38.6

  OPERATIONAL COMPARISONS
  Proportionate Cellular Subscribers
    (thousands).......................    1,046       744       302     40.6
  Company POPs in Controlled
    Markets (millions)................     33.6      32.3       1.3      4.0
  Operating Cash Flow
    ($ millions) (d)..................   $379.6    $279.1    $100.5     36.0
  Operating Cash Flow Margin (%)......     42.7      39.9        -         -
  Capital Expenditures Excluding
    Investment Activity
    ($ millions)......................   $198.4    $199.8     ($1.4)    (0.7)

  SELECTED DOMESTIC PAGING: (c)
  Paging Service and Other
    Revenues..........................   $145.7    $113.5     $32.2     28.4
  Equipment Sales.....................     35.2      22.2      13.0     58.6
  Cost of Equipment Sales.............    (31.9)    (19.2)    (12.7)    66.1
  Net Operating Revenues..............   $149.0    $116.5     $32.5     27.9
  Total Operating Expenses............   $129.3    $100.3     $29.0     28.9
  Operating Income....................    $19.7     $16.2      $3.5     21.6

  Operating Cash Flow
    ($ millions) (d)..................    $50.3     $42.5      $7.8     18.4

  Domestic Units in Service
    (thousands).......................    1,167       821       346     42.1


  (Continued next page)

  (APPENDIX, Page 2 continued)

  NOTES:

  (a) The financial and subscriber information presented above reflects PacTel Corporation's proportionate domestic cellular interests in its subsidiaries, partnerships and joint ventures, except for certain minority cellular investments which in total represented approximately five percent of PacTel Corporation's proportionate domestic cellular operating income in 1993. This proportionate presentation improves the period-to-period comparability of this information but is not in conformity with generally accepted accounting principles.

  (b) These presentations have been prepared solely for inclusion by Pacific Telesis Group in its report of 1993 earnings and should not be viewed as a report on the results of PacTel Corporation itself. PacTel Corporation expects to release its 1993 consolidated results in March 1994 following the receipt of final results from its domestic joint ventures and partnerships.

  (c) Prior periods have been revised to agree with 1993 presentation format. Equipment sales and costs of equipment sales are now both presented in the revenue section of the income statements.

  (d) Operating Cash Flow: Operating Income plus Depreciation and Amortization of Intangible Assets.

  PACIFIC TELESIS GROUP AND SUBSIDIARIES                              APPENDIX
  FINANCIAL PERFORMANCE
                                                                   Page 3 of 4
  (Unaudited)

  (Dollars in millions          lST Q     2ND Q     3RD Q     4TH Q      YEAR
  except per share amounts)      1993      1993      1993      1993      1993
  -------------------------  --------- --------- --------- --------- ---------
  OPERATING REVENUES:
  Local Service.............     $856      $874      $880      $867    $3,477
  Network Access-Interstate.      402       406       416       398     1,622
  Network Access-Intrastate.      168       165       174       176       683
  Toll Service..............      516       517       520       505     2,058
  Other Service Revenues....      344       355       354       351     1,404
                             --------- --------- --------- --------- ---------
  TOTAL OPERATING REVENUES..    2,286     2,317     2,344     2,297     9,244

  Cost of Products and
    Services................      509       475       475       473     1,932
  Customer Operations and
    Selling Expenses........      417       447       453       471     1,788
  Property and Miscellaneous
    Taxes...................       49        47        46        46       188
  Provision for
    Uncollectibles..........       40        36        45        41       162
  General, Administrative,
    and Other Expenses......      298       326       324       397     1,345
  Restructuring Charges.....      413         -         -     1,018     1,431
                             --------- --------- --------- --------- ---------
                                1,726     1,331     1,343     2,446     6,846
                             --------- --------- --------- --------- ---------
  Operating Income Before
    Depreciation/
    Amortization............      560       986     1,001      (149)    2,398
  Depreciation and
    Amortization............      435       437       430       434     1,736
                             --------- --------- --------- --------- ---------
  OPERATING INCOME..........      125       549       571      (583)      662

  Interest Expense..........      125       122       114       148       509
  Miscellancous Income......        9        23        11         5        48
                             --------- --------- --------- --------- ---------
  INCOME FROM CONTINUING
    OPERATIONS BEFORE
    INCOME TAXES............        9       450       468      (726)      201

  Income Taxes..............        3       167       161      (321)       10
                             --------- --------- --------- --------- ---------
  INCOME FROM CONTINUING
    OPERATIONS..............        6       283       307      (405)      191
  Income (Loss) From
    Spin-off Operations,
    Net of Tax .............       (9)        8        16        14        29
  Income Before Cumulative
    Effect of Accounting
    Changes.................       (3)      291       323      (391)      220


  (Continued next page)

  (APPENDIX, Page 3 continued)

                                lST Q     2ND Q     3RD Q     4TH Q      YEAR
                                 1993      1993      1993      1993      1993
                             --------- --------- --------- --------- ---------
  Cumulative Effect of
    Accounting Changes......   (1,724)        0         -         -    (1,724)
                            ---------- --------- --------- --------- ---------
  Net Income (Loss).........  ($l,727)     $291      $323     ($391)  ($1,504)
                             ========= ========= ========= ========= =========
  Earnings (Loss) Per Share:
  Income From Continuing
    Operations..............    $0.01     $0.69     $0.73    ($0.96)    $0.46
  Income (Loss) From
    Spin-off Operations.....   ($0.02)    $0.02     $0.04     $0.04     $0.07
  Income Before Cumulative
    Effect of Accounting
    Changes.................   ($0.01)    $0.71     $0.77    ($0.92)    $0.53
  Cumulative Effect of
    Accounting Changes......   ($4.24)       -         -          -    ($4.16)

  Net Income (Loss).........   ($4.25)    $0.71     $0.77    ($0.92)   ($3.63)

  Dividends Per Share.......   $0.545    $0.545    $0.545     $0.545    $2.18
  Average Shares
    Outstanding (000s)......  406,660   410,567   417,215    422,241  414,171
  EOP Shares Outstanding
    (000s)..................  408,314   413,460   421,400    423,059  423,059
  EOP Total Employee
    Force...................   56,535    56,318    55,938     55,355   55,355
  Capital Expenditures......     $382      $474      $442       $588   $1,886

  See accompanying Notes to Consolidated Financial Statements

  NOTES TO PACIFIC TELESIS GROUP AND SUBSlDIARIES                     APPENDIX
  CONSOLIDATED FINANCIAL STATEMENTS
                                                                   Page 4 of 4

  Planned Spin-off

  In December 1992, the Corporation announced that its Board of Directors (the "Board") had approved a plan, subject to certain conditions, to spin off the domestic and international wireless operations of PacTel Corporation ("PacTel"). These operations principally include the Corporation's cellular, paging and radiolocation services. The Corporation will continue to own its telephone subsidiaries, Pacific Bell and Nevada Bell, along with several smaller units. The Corporation's financial statements have been reclassified to reflect the operating results and net assets of PacTel as "spin-off operations" separately from the Corporation's "continuing operations." The spin-off, which is subject to final Board approval, is currently expected to occur within the first half of 1994.

  Financial information presented for PacTel Corporation in the Pacific Telesis Group consolidated financial statements has been prepared solely for the purpose of reporting Pacific Telesis Group results and should not be viewed as a report on the results of PacTel Corporation itself. PacTel Corporation expects to release its 1993 consolidated results in March 1994 following the receipt of final results from its domestic and international joint ventures and partnerships. These 1993 PacTel Corporation consolidated results may differ materially from those reported in Pacific Telesis Group consolidated results.

  Accounting Changes

  Effective January 1, 1993, the Corporation adopted new accounting rules for postretirement benefits other than pensions and for postemployment benefits and recorded first quarter after-tax charges applicable to continuing operations of $1.573 billion and $151 million, respectively. These charges represent the cumulative effects of applying the new rules to prior years and reduced earnings for 1993 by $3.80 per share and $.36 per share, respectively. The new rules require a change from the cash method to the accrual method of accounting for these costs.

  Restructuring Charges

  During first quarter 1993, the Corporation completed a reevaluation of investment alternatives relating to its 1990 decision to dispose of the real estate portfolio of its real estate subsidiary. Based on its decision to dispose of these assets over the next three to five years, the Corporation recorded an additional pre-tax restructuring reserve of $347 million to cover potential future losses on sales and estimated operating losses. An additional $66 million first quarter pre-tax charge was recorded relating to the withdrawal from, or restructuring of, the Corporation's cable and customer premises equipment businesses as well as some anticipated costs related to the planned spin-off of PacTel. Overall, these charges reduced earnings for first quarter 1993 by $258 million, or $.63 per share.

  During fourth quarter 1993, the Corporation recorded pre-tax restructuring charges totaling $1.018 billion. These charges include a $977 million charge by Pacific Bell to recognize the cost of force reductions associated with reengineering its internal business processes through 1997. This charge will

  (Continued next page)

  (APPENDIX, Page 4 continued)

  cover the incremental costs associated with separation and relocation of employees. It will also cover the incremental costs of consolidating and streamlining operations and facilities to support these downsizing initiatives. The remaining $41 million fourth quarter charge is primarily for additional anticipated costs related to the planned spin-off of PacTel. Overall, these charges reduced earnings for fourth quarter 1993 by $603 million, or $1.43 per share.